Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Principal Executive Officer

In connection with the annual report of NeueHealth, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Mike Mikan, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 21, 2025

/s/ G. Mike Mikan
G. Mike Mikan
President and Chief Executive Officer
(Principal Executive Officer)